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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 20, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                     1-82                        13-1808503
(State or other jurisdiction      (Commission File            (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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Item 5.   Other Events.

          The information set forth in the press release issued by Phelps Dodge Corporation on August 20, 1999, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

          99.1  Press Release of Phelps Dodge Corporation, dated August 20, 1999







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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                        PHELPS DODGE CORPORATION
                                        (Registrant)


                                        By:  /s/    Ramiro G. Peru
                                             -----------------------------------
                                             Name:  Ramiro G. Peru
                                             Title: Senior Vice President &
                                                     Chief Financial Officer

Date:  August 20, 1999






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                                  EXHIBIT INDEX


Exhibit
Number                           Exhibit
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99.1       Press Release of Phelps Dodge Corporation, dated August 20, 1999